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                                                                    EXHIBIT 23.1


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

InfoCure Corporation
Atlanta, Georgia



     We hereby consent to the use of our reports included herein and incorporated by reference in this registration statement number 333-71109; the incorporation by reference in the prospectus constituting a part of the registration statement number 333-48829 on Form S-8; and in this prospectus constituting the registration statement number 333-73097 on Form S-3.

     We also consent to the reference to us under the caption "Experts" in the prospectus.


                                       BDO Seidman, LLP


Atlanta, Georgia
March 29, 1999